UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.____)

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     [ ] Soliciting Material Under Rule 14a-12

         Horace Mann Mutual Funds
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

                                               HORACE MANN MUTUAL FUNDS

                                   Equity Fund
                                  Balanced Fund
                                   Income Fund
                           Short-Term Investment Fund
                              Small Cap Growth Fund
                            International Equity Fund
                            Socially Responsible Fund

                              One Horace Mann Plaza
                        Springfield, Illinois 62715-0001

                                                                 August 13, 2004

Dear Contract Owner:

     The Board of Trustees of the Horace Mann Mutual Funds has approved a restructuring proposal that would transfer the sponsorship of the Horace Mann Mutual Funds to your fund's current investment adviser, Wilshire Associates Incorporated ("Wilshire").

What does this mean to you? If shareholders approve the restructuring proposal, your fund will become part of the Wilshire family of funds. The fund's name and day-to-day administration will change - but the investment objectives and fund managers will remain the same.

Why is this happening? In February 2004, after being notified by The Horace Mann Companies of their intent to exit the fund service provider business, the Board of Trustees re-evaluated the services provided to the Horace Mann Mutual Funds. After reveiwing various options available to the Horace Mann Mutual Funds, the Board of Trustees approved a proposal that would transfer the sponsorship of the Horace Mann Mutual Funds from The Horace Mann Companies to Wilshire. The Board of Trustees met several times with representatives of both Wilshire and Horace Mann and counsel for the independent Trustees to consider the proposed restructuring.

In deciding to approve the proposed restructuring, the Board of Trustees considered the following:

o Wilshire's intention to seek additional distribution channels for the funds which, if successful, would result in increased fund assets and potential economies of scale that would benefit fund shareholders.
o    The restructuring is designed to be cost neutral to shareholders.
o Wilshire is bearing the costs associated with the restructuring and will reimburse certain fund expenses through the end of 2006.
o Various aspects of current operations will remain the same after the restructuring.

As a result, the Board of Trustees concluded that the Horace Mann Mutual Funds would be well served by a transfer of sponsorship to Wilshire and that, considering the various options available, the restructuring would be in the best interests of the Horace Mann Mutual Funds and its shareholders.

Your vote is important to us. As a contract owner whose contract holds shares of one or more of the Horace Mann Mutual Funds, you are eligible to provide instructions on how to vote for the proposed restructuring. The Board of Trustees encourages you to vote for each proposal described in the enclosed Proxy Statement. The enclosed Proxy Statement and Q&A provide more detailed information about the proposal to transfer the sponsorship of the funds to Wilshire. Please review the enclosed materials, then complete the voting instruction form and return it to us today.


                                        Sincerely,


                                        Christopher M. Fehr
                                        President

                              QUESTIONS AND ANSWERS

                          YOUR VOTE IS VERY IMPORTANT!

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your Fund, which will require your vote.

Q. What are shareholders being asked to vote on at the upcoming special meeting on September 15, 2004?

A. At the special meeting, you will be voting on several proposals designed to transfer the sponsorship of your Fund from the Horace Mann companies to your Fund's investment adviser, Wilshire Associates Incorporated ("Wilshire" or the "Adviser") (the "Restructuring"). As a result of the Restructuring, Wilshire will assume certain of the administrative services currently provided by the Horace Mann entities. In addition, Wilshire intends to seek additional distribution channels for the Funds by expanding the insurance companies that offer the Funds as funding vehicles for variable annuity contracts. If successful, this would result in increased Fund assets and potential economies of scale that would inure to the benefit of Fund shareholders. First, you will be asked to approve amendments to the Funds' investment advisory agreement with Wilshire. Second, you will be asked to approve a distribution plan. Third, you will be asked to elect a slate of nominees to the Board of Trustees.

Q. Why is the Board of Trustees recommending that shareholders approve the Restructuring?

A. The Board of Trustees of the Horace Mann Mutual Funds (the "Trust") approved the proposals for a number of reasons. The Board of Trustees began a reevaluation of the structure of the services provided to the Trust following a communication by Horace Mann entities that they sought to exit the fund service provider business. After reviewing various options available to the Trust, the Board of Trustees concluded that the proposed Restructuring was in the best interests of shareholders. Under the proposed structure, various important aspects of current operations would remain the same. Wilshire would continue to provide the advisory and other services it currently provides and Horace Mann entities would continue to provide services to the contract holders who indirectly have an interest in the Funds. The proposed structure would have the advantage of adding the Trust to an existing Wilshire complex of funds, which should produce economies of scale over time in the provision of administrative services, which would benefit shareholders. In addition, a new marketing plan was proposed for the Trust, which the Board determined was more likely to increase the assets of the Trust. Although the proposed contracts for the Funds post Restructuring would, absent other action, produce a small increase in the Fund's expense ratios at current asset levels, the Board of Trustees concluded that, in the short-term, shareholders would not bear any increased costs as a result of Wilshire's agreement to bear the costs associated with the Restructuring and to reimburse the Funds for certain expenses through December 31, 2006. Over the long-term, the Board of Trustees concluded that the size of the Trust was likely to increase sufficiently to produce the necessary economies of scale to offset the increased fee structure. As a result, the Board of Trustees concluded that the Restructuring was in the best interests of the Trust and its shareholders.

     The Board recommends that you vote FOR each of the proposals.

Q.   How will the Restructuring affect the management of my Fund?

A. Wilshire will continue to serve as investment adviser of your Fund, and your current sub-adviser(s), including your current portfolio manager(s), will not change. The proposals are not intended to impact the investment policies, strategies and risks of the Funds, and the composition of your Fund's portfolio should not change as a result of the Restructuring.

Q.   How will the Restructuring affect the expenses of my Fund?

A. Although the proposals include an increase in the advisory fee paid to Wilshire and the adoption of distribution fees, overall Fund expenses are not expected to increase as a result of the Restructuring in part because of the elimination of the current fee paid to Horace Mann Life Insurance Company under the Support Services Agreement. In addition, Wilshire will enter into an Expense Reimbursement Agreement with the Trust under which Wilshire will reimburse the Funds for their third party service provider expenses until December 31, 2006.

Q. Why is the Board recommending changes to the fees and services provided under the Investment Advisory Agreement?

A. The Board determined that the fees proposed are competitive, given the level of services to be provided by Wilshire.

Q. Why is the Board recommending the adoption of a Rule 12b-1 distribution plan?

A. The Board determined that a Rule 12b-1 distribution plan is reasonably likely to benefit the Funds and their shareholders. The Board considered the prevalence of Rule 12b-1 plans in the insurance products industry and concluded that a Rule 12b-1 plan was a reasonable method for compensating insurance companies for distribution and shareholder services.

Q.   What other changes are expected as a result of the Fund Restructuring?

A. Your Fund will become part of the Wilshire family of funds. Agreements between the Trust and the Horace Mann companies will be canceled, and third parties will be hired to provide certain administrative, transfer agency and distribution services to the Funds. It is also expected that the Board of Trustees will elect new officers to serve the Trust. In addition, the name of the Trust will be changed to the Wilshire Variable Insurance Trust.

Q.   Who are being nominated to serve as Trustees?

A.   There are six nominees. Four of the nominees currently serve as Trustees.

Q.   How does the Board recommend that I vote?

A. After careful consideration of the Restructuring, your Fund's Board, including those members who are not "interested persons," approved the proposals and recommend that you vote in favor of each proposal. The reasons for the Board's recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Considerations" in each proposal.

Q.   Who will pay for the proxy solicitation?

A. The Adviser will bear the costs associated with the proxy solicitation. Neither you nor your Fund will bear any of these costs.

Q.   How do I vote?

A. You can vote or provide voting instructions for shares beneficially held through your variable annuity contract by mail, using the enclosed voting instruction form/proxy card, or in person at the special meeting.

Q.   What happens if one or more proposals are not approved?

A. If shareholders do not approve all proposals, the Board of Trustees will take such action as it deems to be in the best interests of the Funds and their shareholders. Each proposal is contingent upon shareholder approval of the other proposals Accordingly, if all three proposals are not approved, none of the proposals will take effect.

                            HORACE MANN MUTUAL FUNDS
                              One Horace Mann Plaza
                        Springfield, Illinois 62715-0001

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           OF HORACE MANN MUTUAL FUNDS
                        To be held on September 15, 2004

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of the Horace Mann Mutual Funds, a Delaware statutory trust (the "Trust"), will be held at the offices of the Trust, One Horace Mann Plaza, Springfield, Illinois, on Wednesday, September 15, 2004 at 10:00 a.m., Central Time, for the following purposes and to transact such other business, if any, as may properly come before the Special Meeting:

1. To approve an amendment to the Investment Advisory Agreement with Wilshire Associates Incorporated.

2.   To approve a distribution plan.

3.   To elect six (6) Trustees to the Board of Trustees.

The Board of Trustees has fixed the close of business on July 30, 2004 as the record date for determining the shareholders of the Trust entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                         By Order of the Board of Trustees


                                         Ann M. Caparros
                                         Secretary
August 13, 2004

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM/PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. PLEASE MAIL YOUR VOTING INSTRUCTIONS/PROXY CARD PROMPTLY.

                            HORACE MANN MUTUAL FUNDS
                              One Horace Mann Plaza
                        Springfield, Illinois 62715-0001

                         SPECIAL MEETING OF SHAREHOLDERS
                           OF HORACE MANN MUTUAL FUNDS
                        To be held on September 15, 2004

                                 PROXY STATEMENT

     This Proxy Statement is furnished in conjunction with the solicitation of voting instructions/proxies by the Board of Trustees of the Horace Mann Mutual Funds (the "Trust") for voting at the Special Meeting of Shareholders (the "Meeting") of the Trust to be held at 10:00 a.m. Central time on Wednesday, September 15, 2004, at the offices of the Trust, One Horace Mann Plaza, Springfield, Illinois, or such later time as may be necessary by any and all adjournments of the Meeting.

     The series of the Trust (each a "Fund" and collectively, the "Funds") are funding vehicles for variable annuity contracts offered through the separate account of Horace Mann Life Insurance Company ("HMLIC"). Individual variable annuity contract holders are not the "shareholders" of the Funds. Rather, HMLIC and its separate account are the shareholders. To be consistent with SEC interpretations of voting requirements, HMLIC will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and its separate account on the items to be considered at the Meeting. Therefore, this Proxy Statement is being furnished to contract owners entitled to give voting instructions regarding the Funds. This Proxy Statement, the Notice of Special Meeting and the voting instruction form/proxy card are first being mailed to contract owners and shareholders on or about August 16, 2004.

     The Board has fixed the close of business on July 30, 2004 (the "Record Date") as the record date for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting. The table below lists the number of shares of each Fund that were outstanding at the close of business on the Record Date. Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held on the Record Date. Except for the election of Trustees, where all shareholders of the Trust will vote together, shareholders of each Fund will vote separately on each proposal presented at the Meeting. Each proposal is contingent upon shareholder approval of the other proposals. Accordingly, if all three proposals are not approved, none of the proposals will take effect.

                                        Total Number of
            Name of Fund              Shares Outstanding
     ---------------------------    -----------------------
     Equity Fund                             25,905,206.730
     Balanced Fund                           15,301,266.094
     Income Fund                             10,223,579.309
     Short-Term Investment Fund                 315,989.183
     Small Cap Growth Fund                    4,766,753.229
     International Equity Fund                3,316,369.013
     Socially Responsible Fund                5,300,812.277

     The Trust provides annual and semi-annual reports to shareholders. Additional copies of the Trust's most recent annual and semi-annual reports are available upon request and without charge by writing to the Trust, P.O. Box 4657, Springfield, Illinois 62708-4657, or by calling toll-free 1-800-999-1030.

Introduction

     The Board of Trustees has approved several proposals designed to transfer the sponsorship of the Trust from the Horace Mann companies to the Trust's investment adviser, Wilshire Associates Incorporated ("Wilshire" or the "Adviser") (the "Restructuring"). As a result, Wilshire will assume certain of the administrative services currently provided by the Horace Mann entities. In addition, Wilshire intends to seek additional distribution channels for the Funds by expanding the insurance companies that offer the Funds as funding vehicles for variable annuity contracts. If successful, this would result in increased Fund assets and potential economies of scale that would inure to the benefit of Fund shareholders. To assist in these efforts, the name of the Trust will be changed to Wilshire Variable Insurance Trust.

     The net effect of the proposals is to assimilate the Funds into the Wilshire family of funds. Agreements between the Trust and the Horace Mann companies will be canceled, and third parties will be hired to provide certain administrative, transfer agency and distribution services to the Funds. Over time it is expected that the same individuals will serve on the Board of Trustees of the Trust and the Board of Directors of the Wilshire Mutual Funds, Inc. In addition, it is expected that the Board of Trustees will elect new officers to serve the Trust consistent with those serving for the Wilshire Mutual Funds, Inc.

                     PROPOSAL 1: APPROVAL OF AN AMENDMENT TO
                        THE INVESTMENT ADVISORY AGREEMENT

Introduction

     In connection with the Restructuring, the Board of Trustees approved an amendment to the Trust's Investment Advisory Agreement (the "Amended Advisory Agreement") with Wilshire and recommends that shareholders of each Fund approve the Amended Advisory Agreement. The form of the Amended Advisory Agreement is attached to this Proxy Statement as Exhibit A. The Amended Advisory Agreement provides for the Adviser to provide certain administrative services, and as a result, includes an increase in the advisory fee for each Fund except the Small Cap Growth Fund. The Amended Advisory Agreement also formalizes certain services that are currently performed by the Adviser. The differences between the Amended Advisory Agreement and the Trust's current Investment Advisory Agreement with Wilshire (the "Current Advisory Agreement") are described further below.

Comparison of the Current and Amended Advisory Agreements

     Wilshire, 1299 Ocean Avenue, Santa Monica, California 90401-1085, has served as the investment adviser of the Trust since March 1, 1999 pursuant to the Current Advisory Agreement. The Current Agreement dated March 1, 1999 was last submitted to shareholders on January 13, 1999 for the purpose of employing Wilshire as the investment adviser of the Trust. The Board of Trustees last approved the renewal of the Current Advisory Agreement on October 30, 2003. If approved by shareholders of a Fund, the Amended Advisory Agreement for the Fund would take effect on September 30, 2004.

     Investment Services and Duties. The Adviser manages the investment and reinvestment of the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program. The Adviser's duties under the Current Advisory Agreement include recommending to the Board of Trustees one or more unaffiliated sub-advisers to provide a continuous investment program for each Fund or a portion of such Fund's assets designated from time to time by the Adviser, including investment, research and management with respect to all securities and investments and cash equivalents for the Fund or the designated portion of such Fund's assets. The Adviser also reviews, monitors and reports to the Board of Trustees regarding the performance and investment procedures of each sub-adviser and assists and consults with each sub-adviser in connection with the Fund's continuous investment program. In addition, to the extent Fund assets are not being managed by a sub-adviser, the Adviser will determine what securities and other investments to purchase, retain or sell. The Adviser also maintains books and records with respect to its services under the Current Advisory Agreement and furnishes the Board of Trustees with such periodic special reports as the Board may request. The Amended Advisory Agreement contains these same provisions.

     The Amended Advisory Agreement includes additional investment services and duties. The Amended Advisory Agreement provides that the Adviser will review, monitor and report to the Board of Trustees regarding each sub-adviser's compliance with Fund policies and legal requirements as directed by the Board of Trustees from time to time. If the Amended Advisory Agreement is approved by shareholders, the Board of Trustees will direct the Advisor to review, monitor and report to the Board regarding each sub-adviser's compliance with Fund diversification requirements, the sub-adviser's code of ethics and proxy voting policies and procedures, the sub-adviser's policies regarding the provision of investment advisory services to the Fund, Fund policies and procedures and 1940 Act requirements. The Amended Advisory Agreement provides that the Adviser will be responsible for overseeing the Funds' directed brokerage arrangements. The Amended Advisory Agreement also provides that, subject to supervision and control of the Board of Trustees, the Adviser will provide certain administrative services in connection with the investment of Fund assets as directed by the Board of Trustees from time to time. If the Amended Advisory Agreement is approved by shareholders, the Board of Trustees will direct the Adviser to review foreign custody risk and oversee the sub-advisers' compliance with foreign custody requirements, and to coordinate Fund valuation matters.

     Administrative Services and Duties. The Adviser's duties under the Current Advisory Agreement do not include administrative services and duties. The Amended Advisory Agreement provides that the Adviser will provide to the Trust facilities, equipment and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by a distributor of the Funds' shares pursuant to a distribution agreement, those services to be performed by the Funds' custodian pursuant to the Trust's custodian contract, those services to be performed by the Funds' transfer agent pursuant to the Trust's transfer agency agreement, those accounting services to be provided pursuant to an accounting agreement or custody agreement, those services to be performed by the Funds' administrator pursuant to an administration agreement and those services normally performed by the Trust's counsel and auditors. The Amended Advisory Agreement also provides that the Adviser will oversee the performance of the Trust's third party service providers, will participate in the periodic updating of the Trust's registration statement and in the preparation of reports to shareholders and the SEC, will pay all costs and expenses of maintaining the Trust's offices and will assist the Trust's service providers as required to carry out the business and operations of the Trust.

     Expenses. Under the Current Advisory Agreement, the Adviser pays all expenses incurred by it in performing its services and duties under the Agreement (including without limitation all compensation of sub-advisers to the Funds pursuant to its agreements with such sub-advisers). The Trust bears all other expenses incurred in the operation of the Funds. The Amended Advisory Agreement contains the same provisions.

     Compensation. In return for the services provided under the Current Advisory Agreement, each Fund pays the Adviser an advisory fee based on an annual percentage of the Fund's average daily net assets, calculated daily and paid monthly. Under the Current Advisory Agreement, each Fund pays the Adviser an advisory fee based on the Fund's average daily net assets as follows:

                     Fund                         Advisory Fee Rate
                                                  -----------------
Equity Fund                                            0.400%
Balanced Fund                                          0.400%*
Income Fund                                            0.400%
Short-Term Investment Fund                             0.125%
Small Cap Growth Fund                                  1.150%
International Equity Fund                              0.850%
Socially Responsible Fund                              0.700%

----------------------
* The Balanced Fund operates under a "fund of funds" structure, primarily investing in shares of the Equity Fund and the Income Fund. The Adviser will only receive directly from the Balanced Fund a fee of 0.400% of the average daily net assets of the Balanced Fund that are not invested in another Fund.

     Under the Amended Advisory Agreement, each Fund would pay the Adviser an advisory fee based on the Fund's average daily net assets as follows:

                                                                            Rate
                                                      -----------------------------------------
                   Fund                               On the first billion     On the balance
-------------------------------------------------     ---------------------   -----------------
Equity Fund                                              0.550%                    0.450%
Balanced Fund                                            0.550%*                   0.450%*
Income Fund                                              0.550%                    0.450%
Short-Term Investment Fund                               0.275%                    0.175%
Small Cap Growth Fund                                    1.150%                    1.150%
International Equity Fund                                1.000%                    0.900%
Socially Responsible Fund                                0.850%                    0.750%

----------------------
* The Balanced Fund operates under a "fund of funds" structure, primarily investing in shares of the Equity Fund and the Income Fund. The Adviser would only receive directly from the Balanced Fund a fee of 0.550% of the average daily net assets of the Balanced Fund that were not invested in another Fund.

     The following table shows the amount each Fund paid the Adviser in advisory fees for the fiscal year ended December 31, 2003, the amount the Adviser would have received for the fiscal year ended December 31, 2003 if the advisory fee proposed under the Amended Advisory Agreement had been in effect and the percentage difference between these two amounts.

                                                                     Advisory Fees the
                                            Advisory Fees Paid       Adviser Would Have
                                              to Adviser For        Received if Amended
                                             Fiscal Year Ended       Advisory Agreement
                  Fund                           12/31/03*             Was in Effect*         Percentage Change
                                            ------------------      --------------------     -------------------
Equity Fund                                      $1,902,466              $2,622,003                  38%
Balanced Fund                                            $0                      $0                   0%
Income Fund                                        $475,811                $655,031                  38%
Short-Term Investment Fund                           $4,704                  $8,817**                87%
Small Cap Growth Fund                              $504,618                $504,618                   0%
International Equity Fund                          $246,995                $248,760                   1%
Socially Responsible Fund                          $446,684                $545,214                  22%

----------------------
* As noted above, the Adviser pays all compensation of sub-advisers to the Funds pursuant to agreements with such sub-advisers. Accordingly, the Adviser does not retain the entire amount of its advisory fees.
** The Adviser has voluntarily agreed to waive the Short-Term Investment Fund's advisory fees for the foreseeable future.

     Although the Restructuring includes increases in certain advisory fees, other fees would be eliminated. For more information on how the increase in advisory fees would affect the Fund expenses you pay, see the pro forma fee and expense tables under Proposal 2.

     Liability of the Adviser. The Current Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or by any Fund in connection with matters relating to the Agreement, except for a loss resulting from a breach of the Adviser's fiduciary duty with respect to the receipt of compensation for services or for a loss resulting from the Adviser's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement. The Amended Advisory Agreement has the same provisions.

     Term and Termination of the Agreements. The Current Advisory Agreement continues in effect with respect to each Fund (unless terminated sooner) if approved at least annually by (i) a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the outstanding shares of the Fund or the Board of Trustees. The Current Advisory Agreement may be terminated with respect to a Fund at any time by the Board of Trustees or by a vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust. The Current Advisory Agreement also provides for its automatic termination in the event of an "assignment" as defined in the 1940 Act. The Amended Advisory Agreement contains the same provisions. If the Amended Advisory Agreement is not approved by shareholders, the Current Advisory Agreement will continue in effect as described above.

Additional Information About the Adviser

     Dennis A. Tito, 1299 Ocean Avenue, Santa Monica, California 90401-1085, beneficially owns more than a majority of the outstanding shares of the Adviser. Listed below are the names, positions and principal occupations of the principal executive officer and the directors of the Adviser, as of June 30, 2004. The principal business address of each individual, as it relates to his or her duties at the Adviser, is the same as that of the Adviser.

                                        Position(s) with the Adviser and Principal Occupation if Different from
         Name                                                Position(s) with the Adviser
--------------------------------   ---------------------------------------------------------------------------------
Dennis A. Tito                                            Director and Chief Executive Officer
Robert J. Raab                                                          Director
Rosalind M. Hewsenian                                                   Director
Robert C. Kuberek                                                       Director
Howard T. Yata                                                          Director
Julia K. Bonafede                                                       Director
Thomas K. Lynch                                                         Director
Michael J. Napoli, Jr.                                                  Director

     No officer or Trustee of the Trust currently is an officer, employee, director or shareholder of the Adviser. However, as indicated under Proposal 3, Michael J. Napoli, Jr. an officer and director of the Adviser, is a nominee for election to the Board of Trustees. No officer or Trustee of the Trust has any other material direct or indirect interest in the Adviser or any other person controlling, controlled by or under common control with the Adviser. Since January 1, 2003, none of the Trustees of the Trust has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the Adviser was or is to be a party.

     Wilshire acts as an investment adviser to other investment companies that have investment objectives similar to those of the Funds. Information regarding those funds is as follows:

                                      Name of Similar           Approximate Net          Annual Rate of Advisory
                                        Horace Mann                Assets as              Fee as a Percentage of
     Name of Fund                       Mutual Fund             of June 30, 2004                Net Assets
---------------------------   -----------------------------   ---------------------    --------------------------
Wilshire Large Company              Horace Mann Equity           $53 million                      0.75%
  Value Fund                        Fund

Wilshire Small Growth Fund          Horace Mann Small Cap        $10 million                     0.85%*
                                    Growth Fund

----------------------
* The Adviser has voluntarily waived 60 basis points of the Wilshire Small Growth Fund's 85 basis point advisory fee.

Board Considerations

     The Board of Trustees met on numerous occasions between February 2004 and July 2004 to consider the proposed Restructuring, which includes the proposed Amended Advisory Agreement, including three regular Board meetings and two special Board meetings. The Amended Advisory Agreement was approved by the Board of Trustees, including all of the Trustee who are not interested persons of the Adviser or the Trust (the "independent Trustees,") on July 29, 2004, at a meeting called for that purpose. The Board of Trustees received materials relating to the Amended Advisory Agreement in advance of the meeting at which the Amended Advisory Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. In considering the Amended Advisory Agreement, the Board of Trustees, which is comprised of solely independent Trustees, considered that the Adviser would provide additional services under the Amended Advisory Agreement as compared to those currently provided under the Current Advisory Agreement. Based upon their evaluation of all material factors and assisted by the advice of independent counsel, the Board concluded that the proposed increase in advisory fees was in the best interest of the shareholders.

     In reaching its decision the Board considered the nature and quality of services to be provided by the Adviser and the overall fairness of the Amended Advisory Agreement to the Trust. With respect to the nature and quality of services to be provided by the Adviser, the Board reviewed the functions to be performed by the Adviser and the personnel who provide such services. The Board reviewed each Fund's performance as compared to its benchmark and a peer group of funds. The Board noted that the performance of most Funds was very good, and in all cases, Fund performance was reasonable. The Board also considered the advisory fee and expense ratio for each Fund, concluding that such fees and expense ratios were reasonable given the quality of services provided and additional services to be provided under the Amended Advisory Agreement. The Board noted the Adviser's agreement to reimburse certain Fund expenses through December 31, 2006.

     In reaching its conclusion as to the overall fairness of the Amended Advisory Agreement, the Board considered the fee structure, the profitability of the Adviser, economies of scale and benefits the Adviser derives from its relationship with the Trust. In concluding that the direct and indirect benefits accruing to the Adviser by virtue of its relationship to the Trust were reasonable in comparison with the costs of providing investment advisory services, the fees charged to the Funds and the benefits accruing to the Funds, the Board placed particular emphasis on the size of the Trust, the fact that the Adviser has voluntarily waived some or all of its advisory fee with respect to certain Funds in the past and the Adviser's agreement to reimburse certain Fund expenses in the future.

     The Board recommends that you vote FOR the Amended Advisory Agreement with Wilshire.

             PROPOSAL 2: APPROVAL OF A RULE 12B-1 DISTRIBUTION PLAN

Introduction

     In connection with the Restructuring, the Board of Trustees approved a Rule 12b-1 distribution plan for the Trust (the "Distribution Plan") and recommends that shareholders of each Fund approve the Distribution Plan. The form of the Distribution Plan is attached as Exhibit B. Rule 12b-1 under the 1940 Act provides, among other things, that a mutual fund may pay its own distribution expenses only pursuant to a plan adopted in accordance with the Rule. If shareholders approve the Distribution Plan, PFPC Distributors, Inc. (the "Distributor"), 760 Moore Road, King of Prussia, Pennsylvania 19406, will act as the Trust's distributor pursuant to an Underwriting Agreement that has been approved by the Trustees.

Information Regarding the Distribution Plan

     Under the Distribution Plan, the Distributor receives a distribution fee, payable by each Fund, which the Distributor uses to pay for distribution-related services for the Fund. Under the Distribution Plan, each Fund will pay to the Distributor a shareholder/distribution services fee computed at the annual rate of 0.25% of average daily net assets attributable to each Fund. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor may pay all or a portion of its fee to financial services firms who assist in distributing or promoting the sale of Fund shares. It is expected that the Distributor will pay all of its fee to insurance companies or affiliates of insurance companies, such as Horace Mann Investors, Inc. ("HM Investors"), who offer the Funds as investment vehicles in their variable annuity contracts.

     The Distribution Plan will continue in effect from year to year, provided that its continuance is approved at least annually by a vote of a majority of the Board of Trustees, including the vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan or any related agreements (the "Rule 12b-1 Trustees"). All materials amendments to the Distribution Plan must be approved by a vote of a majority of the Board of Trustees, including a majority of the Rule 12b-1 Trustees. In addition, the Distribution Plan may be terminated with respect to a Fund at any time without penalty by a vote of a majority of the outstanding shares of the Fund or a majority of the Rule 12b-1 Trustees.

Fees and Expenses

     The following comparative fee tables show annual operating expenses (as a percentage of net assets) for each Fund as of December 31, 2003 and the pro forma effect of the increase in advisory fees, the addition of 12b-1 fees and other fees, if any, and the elimination of the support services fees, resulting from the Restructuring, assuming shareholders of each Fund approve Proposals 1 and 2.

                                                               Equity Fund              Pro Forma
                                                             ---------------          --------------
     Management Fees...............................               0.40%                    0.55%
     Distribution (12b-1) Fees.....................               0.00%                    0.25%
     Other Expenses................................               0.51%                    0.11%
                                                                  ----                     ----
     Gross Annual Operating Expenses...............               0.91%                    0.91%
        Less Expense Reimbursement.................               N/A                      0.00%(2)
                                                                  ----                     ----
        Net Annual Operating Expenses..............               0.91%(1)                 0.91%

                                                              Balanced Fund             Pro Forma
                                                             ---------------          --------------
     Management Fees...............................               0.00%(3)                 0.00%(3)
     Distribution (12b-1) Fees.....................               0.00%                    0.00%(3)
     Other Expenses................................               0.05%                    0.05%
                                                                  ----                     ----
     Gross Annual Operating Expenses...............               0.05%                    0.05%
        Less Expense Reimbursement.................               N/A                      0.00%(2)
                                                                  ----                     ----
        Net Annual Operating Expenses..............               0.05%                    0.05%

                                                               Income Fund              Pro Forma
                                                             ---------------          --------------
     Management Fees...............................               0.40%                    0.55%
     Distribution (12b-1) Fees.....................               0.00%                    0.25%
     Other Expenses................................               0.53%                    0.13%
                                                                  ----                     ----
     Gross Annual Operating Expenses...............               0.93%                    0.93%
        Less Expense Reimbursement.................               N/A                      0.00%(2)
                                                                  ----                     ----
        Net Annual Operating Expenses..............               0.93%(4)                 0.93%

                                                               Short-Term
                                                               Investment
                                                                  Fund                  Pro Forma
                                                             ---------------          --------------
     Management Fees...............................               0.125%                  0.275%
     Distribution (12b-1) Fees.....................               0.000%                  0.250%
     Other Expenses................................               0.945%                  0.545%
                                                                  -----                   -----
     Gross Annual Operating Expenses...............               1.07%                   1.07%
        Less Expense Reimbursement.................               N/A                     0.00%(2)
                                                                  -----                   -----
        Net Annual Operating Expenses..............               1.07%(5)                1.07%

                                                                Small Cap
                                                               Growth Fund              Pro Forma
                                                             ---------------          --------------
     Management Fees...............................               1.15%                   1.15%
     Distribution (12b-1) Fees.....................               0.00%                   0.25%
     Other Expenses................................               0.64%                   0.24%
                                                                  ----                    ----
     Gross Annual Operating Expenses...............               1.79%                   1.64%
        Less Expense Reimbursement.................               N/A                     0.00%(2)
                                                                  ----                    ----
        Net Annual Operating Expenses..............               1.79%(6)                1.64%

                                                              International
                                                               Equity Fund              Pro Forma
                                                             ---------------          --------------
     Management Fees...............................               0.85%                 1.00%
     Distribution (12b-1) Fees.....................               0.00%                 0.25%
     Other Expenses................................               0.66%                 0.26%
                                                                 -----                  ----
     Gross Annual Operating Expenses...............               1.51%                 1.51%
        Less Expense Reimbursement.................               N/A                   0.00%(2)
                                                                  ----                  ----
        Net Annual Operating Expenses..............               1.51%(6)              1.51%

                                                                Socially
                                                               Responsible
                                                                  Fund                  Pro Forma
                                                             ---------------          --------------
     Management Fees...............................               0.70%                 0.85%
     Distribution (12b-1) Fees.....................               0.00%                 0.25%
     Other Expenses................................               0.52%                 0.12%
                                                                  ----                  -----
     Gross Annual Operating Expenses...............               1.22%                 1.22%
        Less Expense Reimbursement.................               N/A                   0.00%(2)
                                                                  ----                  ------
        Net Annual Operating Expenses..............               1.22%(6)              1.22%

---------------------------
(1) Wilshire waived a portion of its advisory fee during 2003. In addition, the Equity Fund's expenses were reduced due to commission credits. With these waivers and commission credits, the Fund's Management Fee, Other Expenses and Annual Operating Expenses were 0.36%, 0.46% and 0.82%, respectively.

(2) Wilshire has contractually agreed to reimburse the Funds for their third party service provider expenses through December 31, 2006.

(3) The Balanced Fund operates under a "fund of funds" structure. The expense table does not include expenses of the underlying funds. The Adviser only receives directly from the Balanced Fund a fee of 0.40% (0.55% if shareholders of the Balanced Fund approve Proposal 1) of the average daily net assets of the Balanced Fund that are not invested in another Fund. The Balanced Fund only pays directly a distribution (12b-1) fee of 0.25% of the average daily net assets of the Balanced Fund that are not invested in another Fund.

(4) Wilshire waived a portion of its advisory fee during 2003. With these waivers, the Income Fund's Management Fee and Annual Operating Expenses were 0.36% and 0.89%, respectively.

(5) Wilshire waived all of its advisory fee in 2003. In addition, HM Investors, the Fund's administrator, assumed or waived certain expenses and fees for the Short-Term Investment Fund. With these waivers and subsidizations, Annual Operating Expenses were 0.17%.

(6) Wilshire waived a portion of its advisory fee in 2003. With these waivers, the Management Fee and Annual Operating Expenses, respectively, were 1.02% and 1.66%, 0.80% and 1.46% and 0.51% and 1.03% for the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, respectively.

                                     Example

     The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above, except that, for purposes of the pro forma expenses, the effect of Wilshire's expense reimbursement agreement described above is only in effect through December 31, 2006. Although your costs may be higher or lower, based on these assumptions your costs would be:

                             Fund                           1 Year        3 Years       5 Years       10 Years
        --------------------------------------------        -------       --------      --------      ---------
        Equity Fund.................................            $92         $289          $502          $1,114
        Pro Forma...................................            $93         $290          $504          $1,120
        Balanced Fund*..............................             $5          $16           $28             $64
        Pro Forma*..................................             $5          $16           $28             $64
        Income Fund.................................            $94         $295          $512          $1,138
        Pro Forma...................................            $95         $296          $515          $1,143
        Short-Term Investment Fund..................           $109         $338          $587          $1,299
        Pro Forma...................................           $109         $340          $590          $1,306
        Small Cap Growth Fund.......................           $180         $558          $961          $2,086
        Pro Forma...................................           $167         $517          $892          $1,944
        International Equity Fund...................           $152         $474          $817          $1,788
        Pro Forma...................................           $154         $477          $824          $1,802
        Socially Responsible Fund...................           $124         $385          $666          $1,468
        Pro Forma...................................           $124         $387          $670          $1,477

----------------------
* The Balanced Fund operates under a "fund of funds" structure. The example does not include expenses of the underlying funds. The expenses for the Equity Fund and the Income Fund are shown separately in the example.

Payments to Horace Mann Entities

     Pursuant to a Distribution Plan related agreement, the Distributor will pay HM Investors and/or HMLIC an annual fee of 0.25% of that portion of the average daily net assets of each Fund held by HMLIC for variable annuity contracts issued by HMLIC and public shareholders of the Equity Fund. In addition, the Adviser has agreed to pay HM Investors (1) an annual fee of 0.15% of that portion of the average daily net assets of each Fund held by HMLIC for variable annuity contracts issued by HMLIC and public shareholders of the Equity Fund and
(2) an annual fee of 0.05% of that portion of the average daily net assets of each Fund held by insurance companies other than HMLIC for variable annuity products issued by insurance companies other than HMLIC. In return for receiving these fees, HM Investors has agreed to provide certain shareholder account services, periodic information reporting and telephone support for contract owners and Equity Fund public shareholders with respect to inquiries about the Funds.

Board Considerations

     The Board, including a majority of the Rule 12b-1 Trustees, voted to approve the Distribution Plan on July 29, 2004. In approving the Distribution Plan, the Board determined that there is a reasonable likelihood that the Distribution Plan will benefit the Funds and their respective shareholders. The Board considered various factors, including: (1) the fact that the Funds would be primarily dependent for sales of their shares on insurance companies including the Funds as underlying investment vehicles for their insurance products and that in order to be competitive, the Funds must offer compensation to the insurance companies to help defray distribution costs; (2) the likelihood that the Distribution Plan would stimulate sales of shares of the Funds and assist in increasing the asset base of the Funds; (3) the potential advantages to shareholders of the Funds of prompt and significant growth of the asset base of the Funds, including reaching certain breakpoints in fees and achieving other economies of scale; (4) the formula pursuant to which the payment of fees under the Distribution Plan is determined; (5) the reasonableness of the fees to be paid under the Distribution Plan; (6) the lack of reasonable alternative methods of distribution and payments thereof which would be equally effective; and (7) the fact that any significant increase in the asset value of the Funds would benefit the Adviser by increasing the advisory fees payable to it.

   The Board of Trustees recommends that you vote FOR the Distribution Plan.

                        PROPOSAL 3: ELECTION OF TRUSTEES

Introduction

     In order to effectuate the Restructuring, the six (6) persons shown below have been nominated to the Board of Trustees of the Trust. The persons named as proxies on your voting instruction form/proxy card will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the voting instruction form/proxy card. The nominees, if elected, will take office on September 30, 2004. All of the nominees listed below have consented to serve as Trustees, if elected. However, if any nominee should become unavailable for election due to events not known or anticipated, the persons named as proxies will vote for such other nominees as the current Trustees may recommend.

     All of the nominees, with the exception of Ms. Hargadon and Mr. Napoli, are currently Trustees of the Trust. Each of the nominees were approved by the Nominating Committee of the Board of Trustees of the Trust. Ms. Hargadon and Mr. Napoli were recommended by employees of the Adviser. A. Thomas Arisman, a current Trustee, will not stand for re-election. The following are the names of the nominees, their ages and principal occupations during the past five years. The address of each nominee is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401-1085.

                                    Nominees

                                                Term of                               Number of
                                                Office                                Funds in
                                                  and                                   Fund             Other
                                  Position     Length of         Principal            Complex to      Directorships
                                  Held with      Time        Occupations During       be Overseen       Held by
         Name and Age             the Trust     Served(1)    the Past Five Years      by Nominee        Nominee
-------------------------------   ---------    ----------   ---------------------     ----------    -----------------
Interested Nominee
Michael J. Napoli, Jr., 52(2)        N/A       Nominee      Managing Director,             7        Wilshire
                                                            Wilshire Associates                     Associates Inc.
                                                            Inc. (since 2003);
                                                            Investment Adviser,
                                                            A.G. Edwards (2001 to
                                                            2003); Vice President,
                                                            Wilshire Associates
                                                            Inc. (1991 to 2000)

                                                Term of                               Number of
                                                Office                                Funds in
                                                  and                                   Fund             Other
                                  Position     Length of         Principal            Complex to      Directorships
                                  Held with      Time        Occupations During       be Overseen       Held by
         Name and Age             the Trust     Served(1)    the Past Five Years      by Nominee        Nominee
-------------------------------   ---------    ----------   ---------------------     ----------    -----------------
Non-Interested Nominees
Roger A. Formisano, 55             Trustee     Since 2002   Professor of Executive         7        Integrity Mutual
                                                            Education, UW-Madison                   Insurance Company
                                                            School of Business;
                                                            Principal, R.A.
                                                            Formisano & Company,
                                                            LLC; Executive Vice
                                                            President and Chief
                                                            Operating Officer,
                                                            United Wisconsin
                                                            Services, Inc.
                                                            (1992-1999)
Cynthia A. Hargadon, 49            N/A         Nominee      Senior Consultant,             7        Wilshire Mutual
                                                            SPG & Associates                        Funds, Inc.
                                                            (consulting firm)                       (5 portfolios);
                                                            (since May 2002);                       Allmerica
                                                            President, Potomac                      Investment Trust
                                                            Asset Management                        (9 portfolios)
                                                            (May 2000 to
                                                            May 2002); Director of
                                                            Investments, National
                                                            Automobile Dealers
                                                            Association (July 1998
                                                            to May 2000)
Richard A. Holt, 62(3)             Trustee     Since 1998   Retired; formerly              7        N/A
                                                            Senior Relationship
                                                            Manager, Scudder
                                                            Insurance Asset
                                                            Management
Harriet A. Russell, 63             Trustee     Since 1996;  Vice President,                7        Greater
                                               Trustee of   Cincinnati Board of                     Cincinnati
                                               Predecessor  Education; President,                   Credit Union
                                               Funds from   Greater Cincinnati                      Board
                                               1992 to      Credit Union; formerly
                                               1996         teacher, Walnut Hills
                                                            High School

                                                Term of                               Number of
                                                Office                                Funds in
                                                  and                                   Fund             Other
                                  Position     Length of         Principal            Complex to      Directorships
                                  Held with      Time        Occupations During       be Overseen       Held by
         Name and Age             the Trust     Served(1)    the Past Five Years      by Nominee        Nominee
-------------------------------  -----------   -----------   ---------------------     ----------    -----------------
George J. Zock, 53               Trustee and   Since 1996;  Consultant, Horace             7        N/A
                                  Chairman     Trustee of   Mann Service
                                               Predecessor  Corporation; formerly
                                               Funds from   Executive Vice
                                               1995 to      President, Horace Mann
                                               1996         Life Insurance Company
                                                            and Horace Mann
                                                            Service Corporation
                                                            (1997 to 2003)

----------------------
(1) Each Trustee serves until the next shareholders' meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust's Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday.
(2) Mr. Napoli would be considered an interested Trustee of the Trust due to his position with the Adviser.
(3) Mr. Holt employs the Bernstein Unit of Alliance Capital Management, subadviser to the Equity Fund and the Socially Responsible Fund, to manage assets that he controls.

Board of Trustees and Committees

     The Board of Trustees has three standing committees - an Audit Committee, a Nominating Committee and a Valuation Committee. The functions performed by each of these committees are described below. Each Trustee attended at least 75% or more of the respective meetings of the full Board and of any committees of which he or she was a member that were held during the fiscal year ended December 31, 2003. The full Board of Trustees met four times during the fiscal year ended December 31, 2003.

     The Audit Committee monitors the Trust's accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The current members of the Audit Committee, all of whom are independent Trustees, include Messrs. Formisano (Chairman), Arisman, Holt and Zock and Ms. Russell. The Audit Committee met two times in 2003.

     The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The current members of the Nominating Committee, all of whom are independent Trustees, include Messrs. Zock (Chairman), Arisman, Formisano and Holt and Ms. Russell. The Nominating Committee operates pursuant to its adopted charter, a copy of which is attached as Appendix 1 to this Proxy Statement. The members of the Nominating Committee believe that Board candidates should exhibit stature commensurate with the responsibility of representing shareholders. Pursuant to the Trust's Governance Procedures and Guidelines, Trustees, the Trust's adviser and shareholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership. Shareholders should send suggestions for Board candidates by U.S. mail or other courier service to the Chairman of the Nominating Committee, care of the Secretary of the Trust. When evaluating individuals for recommendation for Board membership, the Nominating Committee considers the following factors: the Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience; candidates should commit to strive for high attendance levels at regular and special meetings and participate in committee activities as needed; and candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates. The Nominating Committee does not evaluate Board candidates differently based on whether the candidate was recommended by a shareholder. The Nominating Committee met one time in 2003.

     The Valuation Committee oversees the activities of the Pricing Committee and fair values Fund securities. The current members of the Valuation Committee, all of whom are independent Trustees, include Messrs. Holt (Chairman), Zock, Arisman (alternate) and Formisano (alternate) and Ms. Russell (alternate). The Valuation Committee did not meet in 2003.

Trustee Compensation

     For their services as Trustees of the Trust, the Trust compensates each independent Trustee who is not an officer, director, employee or holder of 5% or more outstanding voting securities of the Trust's administrator or any of its affiliates a $3,000 annual retainer, $1,000 for each Board meeting attended, a $2,000 annual Committee retainer and a $2,000 annual Committee chairperson retainer.

     The table below shows, for each current Trustee entitled to receive compensation from the Trust (including those Trustees who are not standing for re-election), the compensation earned from the Trust for the fiscal year ended December 31, 2003. Mr. Zock is not currently entitled to receive compensation from the Trust because he is an employee of an affiliate of the Trust's administrator.

                                                         Pension or
                                   Aggregate        Retirement Benefits        Estimated              Total
                                 Compensation        Accrued as Part of     Annual Benefits       Compensation
        Trustee                 from the Trust         Trust Expenses       Upon Retirement      from the Trust
------------------------------  --------------    -----------------------  -----------------   ------------------
A. Thomas Arisman                   $9,000                  N/A                   N/A                $9,000
Roger A. Formisano                  $11,000                 N/A                   N/A                $11,000
Richard A. Holt                     $11,000                 N/A                   N/A                $11,000
Harriet A. Russell                  $9,000                  N/A                   N/A                $9,000

Officers and Trustee Not Standing for Re-Election

         Officers are elected by the Board of Trustees on an annual basis to serve until their successors are elected and qualified. Except for Mr. Zock (Trustee and Chairman of the Trust), and the three other Trustees that are standing for re-election, information about the current officers and the Trustee of the Trust not standing for re-election, their ages and principal occupations during the past five years, is set forth below. Information for Mr. Zock, Mr. Formisano, Mr. Holt and Ms. Russell appears in the table that begins on page 11 of this Proxy Statement. The address of each current Trustee and officer listed below is P.O. Box 4657, Springfield, Illinois 62708-4657. The officers of the Trust do not receive any compensation from the Trust for their services.

                      Trustee Not Standing for Re-Election

                                                Term of                                 Number of
                                                 Office                                Portfolios in
                                                  and             Principal                Fund              Other
                                  Position(s)   Length of        Occupation(s)            Complex         Directorships
                                  Held with       Time         During the Past 5        Overseen by          Held by
Name, Age and Address                Fund        Served              Years                Director          Director
-------------------------------   ---------    ----------   ---------------------     --------------    -----------------
A. Thomas Arisman, 57             Trustee      Since 2002   Formerly President,            7                   N/A
                                                            Horace Mann Mutual
                                                            Funds (2000-2002);
                                                            formerly Senior Vice
                                                            President, Horace
                                                            Mann Life Insurance
                                                            Company and Horace
                                                            Mann Service Corporation
                                                            (1989-2002); formerly
                                                            Director and President,
                                                            Horace Mann Investors,
                                                            Inc. (1989-2002);
                                                            formerly Trustee, Horace
                                                            Mann Mutual Funds (1997,
                                                            1999-2000)

                                    Officers

                                                       Term of Office
                                 Position(s) Held      and Length of        Principal Occupation(s) During Past
      Name and Age                  with Fund          Time Served(1)                    5 Years
---------------------------    --------------------   -----------------   ---------------------------------------
Christopher M. Fehr, 35             President            Since 2002       President and Director, Horace Mann
                                                                          Investors, Inc.; and positions with
                                                                          Horace Mann Educators Corporation and
                                                                          its subsidiaries; Compliance Officer for
                                                                          Advance Trading, Inc. (2000-2002);
                                                                          Compliance Analyst for State Farm
                                                                          Insurance Company (1994-2000)

Ann M. Caparros, 51            Secretary and Code        Since 1996       Director, Vice President, General
                                of Ethics Officer                         Counsel, Chief Compliance Officer and
                                                                          Corporate Secretary, Horace Mann Life
                                                                          Insurance Company and Horace Mann
                                                                          Service Corporation; Secretary, Horace
                                                                          Mann Investors, Inc.; and positions with
                                                                          Horace Mann Educators Corporation and
                                                                          its subsidiaries

                                                       Term of Office
                                 Position(s) Held      and Length of        Principal Occupation(s) During Past
      Name and Age                  with Fund          Time Served(1)                    5 Years
---------------------------    --------------------   -----------------   ---------------------------------------
Elizabeth E. Arthur, 50            Anti-Money            Since 2002       Officer and Associate General Counsel,
                                   Laundering                             Horace Mann Service Corporation; and
                               Compliance Officer                         positions with Horace Mann Educators
                                                                          Corporation and its subsidiaries;
                                                                          Associate General Counsel, The Franklin
                                                                          Life Insurance Company (1997-2001)

Bret A. Conklin, 40                Controller            Since 2002       Senior Vice President and Controller,
                                                                          Horace Mann Life Insurance Company,
                                                                          Horace Mann Service Corporation, Horace
                                                                          Mann Investors, Inc.; and positions with
                                                                          Horace Mann Educators Corporation and
                                                                          its subsidiaries; Vice President
                                                                          Accounting Services, Kemper Insurance
                                                                          (2000-2002); Vice President and
                                                                          Controller, Horace Mann Educators
                                                                          Corporation and Horace Mann Life
                                                                          Insurance Company (1998-2000)

Angela S. Christian, 41             Treasurer            Since 2003       Vice President and Treasurer, Horace
                                                                          Mann Life Insurance Company, Horace Mann
                                                                          Service Corporation, Horace Mann
                                                                          Investors, Inc.; and positions with
                                                                          Horace Mann Educators Corporation and
                                                                          its subsidiaries; Assistant Vice
                                                                          President and Assistant Treasurer,
                                                                          Horace Mann Life Insurance Company,
                                                                          Horace Mann Service Corporation
                                                                          (1997-2002)

Diane M. Barnett, 51               Tax Officer           Since 1995       Assistant Vice President, Tax Compliance
                                                                          Officer, Horace Mann Life Insurance
                                                                          Company, Horace Mann Service
                                                                          Corporation, Horace Mann Educators
                                                                          Corporation and its subsidiaries

----------------------
(1) Officers are elected by the Board of Trustees on an annual basis to serve until their successors are elected and qualified.

Trustee/Nominee Ownership of Fund Shares

     The following table sets forth, for each current Trustee and nominee, the dollar range of shares owned in each Fund as of June 30, 2004, as well as the aggregate dollar range of shares in the Trust as of the same date. Values in the table are as of June 30, 2004.

Name of
Trustee/Nominee                                   Name of Fund and Dollar Range of Fund Shares Owned
------------------     -------------------------------------------------------------------------------------------------------------
                                                                                                                          Aggregate
                                                                  Short-                                                    Dollar
                                                                   Term        Small        Inter-                        Range of
                                                                  Invest-       Cap        national        Socially         Trust
                          Equity        Balanced     Income        ment       Growth        Equity        Responsible      Shares
Interested Nominee         Fund          Fund         Fund         Fund        Fund          Fund           Fund           Owned
----------------------    ------        -------      ------       -------     -------      --------       -----------     ---------
Michael J. Napoli, Jr.     None          None         None        None         None          None           None           None

Non-Interested
Trustees and Nominees
---------------------
A. Thomas Arisman          None          None         None        None         None          None           None           None
Roger D. Formisano         None          None         None        None         None          None           None           None
Cynthia A. Hargadon        None          None         None        None         None          None           None           None
Richard A. Holt            None          None         None        None         None          None           None           None
Harriet A. Russell         None          None         None        None         None          None           None           None
George J. Zock             $10,001-      $10,001-     None        None         $50,001-      $10,001-       $10,001-       Over
                           $50,000       $50,000                               $100,000      $50,000        $50,000        $100,000

     As of the date of this Proxy Statement, the Trustees, nominees and officers of the Trust held in the aggregate directly and beneficially less than 1% of the outstanding shares of the Equity Fund. The Trustees, nominees and officers do not directly own shares of the Funds other than the Equity Fund; however, they may invest indirectly in the Funds through annuity contracts issued by Horace Mann Life Insurance Company and the 401(k) plan of Horace Mann Service Corporation.

Trustee/Nominee Holdings in Certain Companies

     The Trustees and nominees may invest in affiliates of the Trust's sponsoring insurance company, HMLIC. The following table sets forth, as of June 30, 2004, the beneficial or record ownership of the securities of any entity controlling, controlled by or under common control with HMLIC. This information is provided for each independent Trustee standing for re-election or nominee, as applicable, and his or her immediately family members.

                            Name of Owners and
       Name of               Relationships to                                Title of       Value of        Percent
   Trustee/Nominee            Trustee/Nominee             Company             Class        Securities       of Class
----------------------  ------------------------  -------------------------  --------     ------------    ------------
George J. Zock           George J. Zock (Self)    Horace Mann Educators      Common       $3,809,429(2)   0.53% (2)
                                                  Corporation(1)             stock

----------------------
(1) HMLIC is a subsidiary of Horace Mann Educators Corporation.

(2) Value is as of August 2, 2004. $1,444,998 of the amount above includes options to purchase shares of common stock, which are currently exercisable at a price higher than the market price. Also includes shares held by Mr. Zock's wife, as to which Mr. Zock shares voting and dispositive power.

Shareholder Communications

     The Trust's Board of Trustees provides a process for shareholders to communicate with the Board of Trustees as a whole and/or each of the Trustees individually. Shareholders should forward such correspondence by U.S. mail or other courier service to the Secretary of the Trust. Correspondence addressed to the Board will be forwarded to each Trustee, and correspondence addressed to a particular Trustee will be forwarded to that Trustee.

Board Considerations

     The current Nominating Committee and Board of Trustees met personally with Ms. Hargadon and Mr. Napoli and reviewed their backgrounds and qualifications. The Nominating Committee and Board of Trustees concluded that the nominees would ably represent the beneficial owners' interests and determined that all of the nominees should be recommended for election by shareholders of the Trust. The Nominating Committee and Board of Trustees also concluded that, if elected, Ms. Hargadon would serve as an independent Trustee.

The Board of Trustees recommends that you vote FOR the election of each nominee.

Independent Auditors

     KPMG LLP ("KPMG") serves as the Trust's independent auditors. KPMG performs an annual audit of the financial statements of each Fund and provides other accounting and tax services to the Funds. Representatives of KPMG are expected to be present at the Meeting to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired.

     Audit Fees. For the fiscal years ended December 31, 2002 and 2003, KPMG billed the Trust $76,400 and $81,200, respectively, for professional services rendered for the audit of the Trust's annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

     Audit-Related Fees. For the fiscal years ended December 31, 2002 and 2003, KPMG did not bill the Trust for assurance and related services that are reasonably related to the performance of the audit of the Trust's financial statements and that are not reported above.

     Tax Fees. For the fiscal years ended December 31, 2002 and 2003, KPMG billed the Trust $24,750 and $24,500, respectively, for professional services rendered for tax compliance, tax advice, tax planning and tax training. Such services consisted of quarterly diversification review, annual distribution review and tax return review. For engagements with KPMG entered into on or after May 6, 2003, the Audit Committee pre-approved all tax services that KPMG provided to the Trust.

     For engagements that Wilshire entered into with KPMG or on after May 6, 2003, KPMG provided no tax services to Wilshire that were for engagements directly related to the Registrant's operations and financial reporting.

     All Other Fees. For the fiscal years ended December 31, 2002 and 2003, KPMG did not bill the Trust for products and services other than the services reported above.

     Audit Committee Pre-Approval Policies and Procedures. Pursuant to the Trust's Audit Committee Charter, the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Trust, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

     Pursuant to the Audit Committee Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Trust's investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

     Non-Audit Fees. For the fiscal years ended December 31, 2002 and 2003, KPMG billed the Trust $24,750 and $24,500, respectively, in non-audit fees. For the same periods, KPMG billed Wilshire $78,279 and $97,599, respectively, in non-audit fees.

     The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Wilshire that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

                                OTHER INFORMATION

General

     The cost of preparing, printing and mailing this Proxy Statement and the accompanying voting instruction form/proxy card and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation made by letter, telephone, telegraph or in person will be paid by the Adviser. In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of the Adviser, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by telephone, telegram, telegraph or in person.

Proposals of Shareholders

     As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. As a result, the Trust does not have a policy regarding the attendance of Trustees at annual meetings. The Trust will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation for a special shareholders meeting must be received by the Secretary of the Trust within a reasonable time before the Trust mails proxy materials to shareholders.

Other Matters to Come Before the Meeting

     The Board is not aware of any matters that will be presented at the Meeting other than the matters set forth in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying voting instructions/proxy card will confer upon the person or persons entitled to vote the shares represented by such voting instructions/proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

Voting, Quorum

     Each share of each Fund is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting and fractional votes for fractional shares.

     Each valid voting instruction/proxy card will be voted in accordance with the instructions on the voting instructions/proxy card as the persons named in the voting instructions/proxy card determine on such other business as may come before the Meeting. If no designation is given, the shares will be voted FOR Proposals 1 and 2 and FOR the election of the persons who have been nominated as Trustees. Interests of contract owners from whom no voting instructions are received will be voted in proportion to the instructions that are timely received. Contract owners who are executing voting instructions may revoke them at any time before they are voted by executing and submitting a revised voting instruction form, by writing to the Funds, or by revoking the voting instructions in person at the Meeting. Only a shareholder may execute or revoke a proxy. Therefore, a contract owner who has given voting instructions may revoke them only through HMLIC.

     Proposal 1 (approval of the amended advisory agreement with Wilshire) and Proposal 2 (approval of the Rule 12b-1 distribution plan) require the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Proposal 3 (election of Trustees) requires a plurality vote of the shares of the Funds. This means that the six nominees receiving the largest number of votes will be elected.

     The Declaration of Trust provides that the presence at the Meeting, in person or by proxy, of the holders of one-third of the interests of the Trust constitutes a quorum for the transaction of business. If the necessary quorum to transact business, or the vote required to approve a proposal, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The affirmative vote of the holders of less than 50% of the interests present, in person or by proxy, will be sufficient for such adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interest of a Fund's shareholders.

     In tallying votes, abstentions will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Proposals 1 and 2, abstentions will have the effect of being counted as voted against the Proposals. On Proposal 3, abstentions will have no effect.

Administrator

     Horace Mann Investors, Inc. ("HM Investors"), One Horace Mann Plaza, Springfield, Illinois 62715-0001, currently serves as the Trust's administrator pursuant to an Administration Agreement. If the Proposals are approved, the Administration Agreement will be cancelled. As described above under Proposal 1, the Adviser will provide certain of the administrative functions currently performed by HM Investors. In addition, the Trust will enter into an administration agreement with PFPC, Inc., an affiliate of the Distributor, who will provide administrative services to the Trust.

Control Persons and Principal Holders of Fund Shares

     The following table sets forth the holdings of the shares of the Funds as of July 30, 2004, of each person known to own, control, or hold with power to vote 5% or more of each Fund's outstanding voting securities. Since HMLIC's separate accounts' voting rights are passed through to contract owners, HMLIC itself does not exercise voting control over the shares held in those accounts.


                                                                    % of Shares
                                      Type of Ownership            Shares Owned
                                      -----------------            ------------

EQUITY FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account              Record                     83.04%


BALANCED FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account              Record                     96.69%


INCOME FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account              Record                     99.05%


SHORT-TERM INVESTMENT FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account              Record                     91.86%

(b)  Horace Mann Service
     Corporation 401(k)                    Record                     7.61%


SMALL CAP GROWTH FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account              Record                     90.58%

(b)  Horace Mann Service
     Corporation 401(k)                    Record                     9.20%


INTERNATIONAL EQUITY FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account              Record                     91.93%

(b)  Horace Mann Service
     Corporation 401(k)                    Record                     8.07%


SOCIALLY RESPONSIBLE FUND:

Horace Mann Life Insurance Company
One Horace Mann Plaza
Springfield, Illinois 62715
(a)  Horace Mann Life Insurance
     Company Separate Account              Record                     95.29%



        The Board of Trustees recommends that you vote FOR all Proposals.

     Please complete, sign and return the enclosed voting instructions/proxy card promptly. No postage is required if mailed in the United States.

                                               By Order of the Board of Trustees




                                               Ann M. Caparros
                                               Secretary

                                                                       Exhibit A

                                     FORM OF
                      AMENDED INVESTMENT ADVISORY AGREEMENT
                      -------------------------------------

     This Investment Advisory Agreement is made as of the first day of March, 1999, as amended as of the ___ day of __________, 2004, between HORACE MANN MUTUAL FUNDS, a Delaware statutory trust (herein called the "Company"), and WILSHIRE ASSOCIATES INCORPORATED, a California corporation (herein called the "Advisor").

     WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Company wishes to retain the Advisor under this Agreement to render investment advisory services to the portfolios of the Company known as the Horace Mann Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (the "Initial Fund(s)", together with any other Company portfolios which may be established later and served by the Advisor hereunder, being herein referred to collectively as the "Funds" and each individually as a "Fund"), and Advisor wishes to render such services;

     NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

     1. Appointment of Advisor.

        (A) The Company hereby appoints the Advisor as the investment adviser of each Fund on the terms and for the period set forth in this Agreement and the Advisor hereby accepts such appointment and agrees to perform the services and duties set forth herein on the terms herein provided. The Advisor may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to provide such services to the Trust under applicable law and are under common control with the Advisor provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) that such organized group of persons is managed at all times by authorized officers of the Advisor.

        (B) In the event that the Company establishes one or more portfolios other than the Initial Fund(s) with respect to which it desires to retain the Advisor to render investment advisory services hereunder, it shall notify the Advisor in writing. If the Advisor is willing to render such services, it shall notify the Company in writing whereupon such portfolio or portfolios shall become a Fund or Funds hereunder.

     2. Investment Services and Duties. The Advisor shall recommend to the Board of Trustees one or more investment advisers who are not affiliated with the Advisor (herein referred to collectively as the "Sub-Advisors" and each individually as a "Sub-Advisor) to provide a continuous investment program for each Fund or a portion thereof designated from time to time by the Advisor, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or designated portion thereof. Upon approval of a Sub-Advisor by the Board of Trustees, the Advisor shall enter into an agreement with such Sub-Advisor, in a form approved by the Board of Trustees, for the provision of such services, subject to the supervision of the Board of Trustees and the Advisor.

        (A) The Advisor shall review, monitor and report to the Board of Trustees regarding the performance and investment procedures of each Sub-Advisor and shall assist and consult with each Sub-Advisor in connection with the Fund's continuous investment program. The Advisor shall provide its services under this
Section 2 in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' then current registration statement and resolutions of the Company's Board of Trustees.

     The Advisor shall also review, monitor and report to the Board of Trustees regarding each Sub-Advisor's compliance with Fund policies and legal requirements as directed by the Board of Trustees from time to time.

        (B) Each Sub-Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Fund or portion thereof served by such Sub-Advisor. The Company acknowledges and agrees that, subject to the provisions of paragraph (A) hereof, the Advisor shall not be responsible for any such determinations by any Sub-Advisor. Each Sub-Advisor shall provide services to the Funds in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' then current registration statement and resolutions of the Company's Board of Trustees.

        (C) Each Sub-Advisor shall select brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund or portion thereof managed by such Sub-Advisor. In making such selection, each Sub-Advisor shall use its best efforts to obtain best execution, which includes most favorable net results and execution of such Sub-Advisor's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that no Sub-Advisor will be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of Fund assets, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged, if such Sub-Advisor determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Advisor's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

     Each Sub-Advisor is authorized to consider for investment by the Fund or portion thereof managed by such Sub-Advisor securities that may also be appropriate for other funds and/or clients serviced by such Sub-Advisor. To assure fair treatment of the Funds and all other clients of a Sub-Advisor in situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions shall be allocated among the Fund and other clients in a manner deemed equitable by the Sub-Advisor.

     Notwithstanding the previous paragraphs, to the extent directed by management of the Fund in writing, the Advisor shall direct one or more of the Sub-Advisors to execute purchases and sales of portfolio securities for the Fund through brokers or dealers designated by management of the Fund to Advisor for the purpose of providing direct benefits to the Fund, provided that such Sub-Advisor determines that such brokers or dealers will provide reasonable execution in view of such other benefits. The Fund understands that the brokerage commissions or transaction costs in such transactions may be higher, and that the Fund may receive less favorable prices, than those which any such Sub-Advisor could obtain from another broker or dealer, in order to obtain such benefits for the Fund. The Advisor is responsible for overseeing any such directed brokerage arrangements.

        (D) With respect to any assets of a Fund that are not being managed by a Sub-Advisor, the Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Fund or portion thereof not served by such Sub-Advisor. The Advisor shall provide services to the Funds in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' then current registration statement and resolutions of the Company's Board of Trustees. This shall be subject to paragraph (C) hereof in the same manner as a Sub-Advisor.

        (E) The Advisor shall maintain books and records with respect to its services hereunder and furnish the Company's Board of Trustees such periodic special reports as the Board may request. The Company acknowledges and agrees that the Sub-Advisors will be responsible for maintenance of books and records with respect to the securities transactions of the Funds.

        (F) Subject to the supervision and control of the Company's Board of Trustees, the Advisor shall provide certain administrative services in connection with the investment of Company assets, as directed by the Board of Trustees from time to time.

     3. Administrative Services and Duties. Subject to the supervision and control of the Company's Board of Trustees, the Advisor shall provide to the Company facilities, equipment and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by a distributor of the Funds' shares pursuant to an Underwriting Agreement, those services to be performed by the Funds' custodian pursuant to the Company's Custodian Contract, those services to be performed by the Funds' transfer agent pursuant to the Company's Transfer Agency Agreement, those accounting services to be provided pursuant to an accounting agreement or custody agreement, those administrative services to be performed by the Funds' administrator pursuant to an administration agreement and those services normally performed by the Company's counsel and auditors.

        (A) The Advisor's oversight responsibilities shall include overseeing the performance of the Funds' third party service providers, including, but not limited to, the Custodian, Transfer Agent, distributor and administrator.

        (B) The Advisor shall participate in the periodic updating of the Funds' prospectuses and statements of additional information and in the preparation of reports to the Funds' shareholders and the Securities and Exchange Commission (the "Commission"), including but not limited to annual reports and semi-annual reports, notices pursuant to Rule 24f-2 and proxy materials pertaining to the Funds.

        (C) The Advisor shall pay all costs and expenses of maintaining the offices of the Company, wherever located.

        (D) The Advisor shall assist the Custodian, Transfer Agent, distributor, administrator, counsel and auditors as required to carry out the business and operations of the Funds.

     4. Compliance with Governing Instruments and Laws. In performing its duties as Advisor for the Funds, the Advisor shall act in conformity with the Company's Declaration of Trust, By-Laws, prospectuses and statements of additional information, and the instructions and directions of the Board of Trustees of the Company. In addition, the Advisor shall conform to and comply with the requirements of the 1940 Act, the Rules and Regulations of the Commission, the requirements of subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (with respect to assets not managed by a Sub-Advisor), and all other applicable federal or state laws and regulations.

     5. Services Not Exclusive. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent. The services furnished by the Advisor hereunder are not deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it in connection with its services hereunder by Rule 31a-1 under the 1940 Act.

     7. Expenses Assumed as Advisor. Except as otherwise stated in this Agreement, the Advisor shall pay all expenses incurred by it in performing its services and duties hereunder as Advisor (including without limitation all compensation of Sub-Advisors to the Funds pursuant to its agreements with such Sub-Advisors). The Company shall bear all other expenses incurred in the operation of the Funds, including without limitation taxes, interest, brokerage fees and commissions, if any, fees of trustees who are not officers, directors, partners, employees or holders of 5 percent or more of the outstanding voting securities of the Advisor or any Sub-Advisor or any of their affiliates, Commission fees and state blue sky registration and qualification fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining trust existence, costs of preparing and printing prospectuses or any supplements or amendments thereto necessary for the continued effective registration of the Funds' shares ("Shares") under federal or state securities laws, costs of printing and distributing any prospectus, supplement or amendment thereto for existing shareholders of the Funds, costs of shareholders' reports and meetings, and any extraordinary expenses. It is understood that certain advertising, marketing, shareholder servicing, administration and/or distribution expenses to be incurred in connection with the Shares may be paid by the Company as provided in any plan which may in the sole discretion of the Company be adopted in accordance with Rule 12b-1 under the 1940 Act, and that such expenses shall be paid apart from any fees paid under this Agreement.

     8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Company shall pay the Advisor a fee, computed daily and payable monthly, at the annual rate as set forth in the attached fee schedule based on the average daily net assets of each Fund determined as set forth in the current prospectus and statement of additional information of the Company with respect to the Fund as amended from time to time. Such fee as is attributable to each Fund shall be a separate (and not joint or joint and several) obligation of each such Fund. The Company shall reduce the advisory fee to be paid by each Fund to the Advisor by the amount of any advisory fees paid indirectly by such Fund to other investment companies as a result of the Fund's investment in such investment companies' securities.

     9. Affiliated Broker. The Advisor or an affiliated person of the Advisor may act as broker for the Funds or any portion thereof in connection with the purchase or sale of securities or other investments for the Funds or any portion thereof, subject to: (a) the requirement that the Advisor seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Company's Board of Trustees, the Advisor or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Funds for such services in addition to the Advisor's fees for services under this Agreement.

     10. Confidentiality. The Advisor shall treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present shareholders or those persons or entities who respond to the Distributor's inquiries concerning investment in the Company, as applicable, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Advisor from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Company shareholders or those persons or entities who have responded to inquiries with respect to the Funds.

     11. Limitations of Liability; Indemnification.

         (A) The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of the Advisor's fiduciary duty with respect to the receipt of compensation for services or a loss resulting from the Advisor's willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of the Advisor, who may be or become an officer, director, employee or agent of the Company, shall be deemed when rendering services to the Company or to any Fund, or acting on any business of the Company or of any Fund (other than services or business in connection with the Advisor's duties as Advisor hereunder or under any other agreement with the Company), to be rendering such services to or acting solely for the Company or Fund and not as an officer, director, employee or agent or one under the control or direction of the Advisor even though paid by the Advisor.

         (B) The Company shall indemnify and hold harmless the Advisor from and against all liabilities, damages, costs and expenses that the Advisor may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Advisor with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Company and the Funds; provided, however, that the Advisor will not be entitled to indemnification with respect to any liability to the Company or its shareholders by reason of the Advisor's breach of fiduciary duty with respect to the receipt of compensation for services or the willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties, or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement.

         (C) The Advisor acknowledges and agrees that the Declaration of Trust of the Company provides that the Trustees of the Company and the officers of the Company executing this Agreement on behalf of the Company shall not be personally bound hereby or liable hereunder, nor shall resort be had to their private property or the private property of the shareholders of the Company for the satisfaction of any claim or obligation under this Agreement.

     12. Duration or Termination. This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue until October 31, 2004. Thereafter, this Agreement will be extended with respect to each Fund for successive one-year periods ending on October 31st of each year provided each such extension is specifically approved at least annually (a) by vote of a majority of those members of the Company's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. This Agreement may be terminated by the Company at any time with respect to any Fund, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Company or by a vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to the Advisor, or by the Advisor at any time, without payment of penalty, on 60 days' written notice to the Company. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act.

     13. Representations and Warranties.

         (A) The Company represents and warrants to the Advisor that: (i) it is a statutory trust duly organized and existing and in good standing under the laws of the State of Delaware and is duly qualified to conduct its business in the State of Delaware and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary;
(ii) it is a registered open-end management investment company under the 1940 Act; (iii) a registration statement on Form N-1A under the Securities Act of 1933, as amended, on behalf of the Funds is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all shares of the Funds being offered for sale; (iv) it is empowered under applicable laws and by its Declaration of Trust and By-Laws to enter into and perform this Agreement; and (iv) all requisite trust proceedings have been taken to authorize it to enter into and perform this Agreement.

         (B) The Advisor represents and warrants to the Company that: (i) it is a corporation duly organized and existing and in good standing under the laws of the State of California and is duly qualified to conduct its business in the State of California and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary;
(ii) it is a registered investment adviser under the Advisers Act; (iii) it is empowered under applicable laws to enter into and perform this Agreement; and
(iv) all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

     14. Arbitration of Disputes. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys' fees and costs.

     15. Names. The name "Horace Mann Mutual Funds" refers to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated November 7, 1996, as amended, which is hereby referred to and a copy of which is on file at the principal office of the Company. The trustees, officers, employees and agents of the Company shall not personally be bound by or liable under any written obligation, contract, instrument, certificate or other interest or undertaking of the Company made by the trustees or by any officer, employee or agent of the Company, in his or her capacity as such, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder. All persons dealing with any series or class of shares of the Company may enforce claims against the Company only against the assets belonging to such series or class.

     16. Notices. Notices of any kind to be given to the Company hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Company at the following:

                                    With a copy to:

                                    Cathy G. O'Kelly, Esq. Vedder, Price,
                                    Kaufman & Kammholz, P.C.
                                    222 North LaSalle Street, 26th Floor
                                    Chicago, Illinois 60601

or at such other address or to such individual as shall be so specified by the Company to the Advisor. Notices of any kind to be given to the Advisor hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Advisor at:

                                    Wilshire Associates Incorporated
                                    1299 Ocean Avenue, Suite 700
                                    Santa Monica, California 90401
                                    Attention:  Alan Manning

or at such other address or to the attention of such other individual as shall be so specified by the Advisor to the Company.

     17. Miscellaneous. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Section 11 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law (without regard to principles of conflicts of law); provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Commission thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                         HORACE MANN MUTUAL FUNDS


                                         By:
                                            ------------------------------------
                                            (name)
                                                  ------------------------------
                                            (title)
                                                   -----------------------------

Attest:
       (name)
             --------------------------

       (title)
              -------------------------

                                         WILSHIRE ASSOCIATES
                                         INCORPORATED


                                         By:
                                            ------------------------------------
                                            (name)
                                                  ------------------------------
                                            (title)
                                                   -----------------------------

Attest:
       (name)
             --------------------------

       (title)
              -------------------------

                                  FEE SCHEDULE

The Company shall pay Advisor, with respect to each Fund each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Fund, at the following annual rate:

                                                 ON THE FIRST BILLION               ON THE BALANCE
                                                 --------------------               --------------
GROWTH FUND                                      0.55% OF NET ASSETS                0.45% OF NET ASSETS
BALANCED FUND                                    0.55% OF NET ASSETS                0.45% OF NET ASSETS
INCOME FUND                                      0.55% OF NET ASSETS                0.45% OF NET ASSETS
SHORT-TERM INVESTMENT FUND                       0.275% OF NET ASSETS               0.175% OF NET ASSETS
SMALL CAP GROWTH FUND                            1.15% OF NET ASSETS                1.15% OF NET ASSETS
INTERNATIONAL EQUITY FUND                        1.00% OF NET ASSETS                0.90% OF NET ASSETS
SOCIALLY RESPONSIBLE FUND                        0.85% OF NET ASSETS                0.75% OF NET ASSETS

Advisor's fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Fund will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

                                                                       Exhibit B

                            HORACE MANN MUTUAL FUNDS

                                DISTRIBUTION PLAN

     Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Distribution Plan (the "Plan") has been adopted for each series (each a "Fund") of the Horace Mann Mutual Funds (the "Trust") by a majority of the members of the Trust's Board of Trustees (the "Board"), including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on this Plan.

     1. Compensation. The Trust will pay to PFPC Distributors, Inc. (the "Distributor") at the end of each calendar month a shareholder/distribution services fee computed at the annual rate of 0.25% of average daily net assets attributable to each Fund. The Distributor may compensate various financial service firms appointed by the Distributor ("Firms") in accordance with the provisions of the Trust's Distribution Agreement (the "Distribution Agreement") for the promotion and distribution of Fund shares and the provision of services to Fund shareholders. The Distributor may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as the Distributor shall determine from time to time. The fee shall be based upon average daily net assets of a Fund. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the shareholder/distribution services fee set forth in Paragraph 1 hereof on the basis of the number of days that the Plan and any agreement related to the Plan are in effect during the month and year, respectively.

     2. Shareholder Approval. Implementation of the Plan is subject to shareholder approval.

     3. Periodic Reporting. The Distributor shall prepare reports for the Board on a quarterly basis for each Fund showing amounts paid to the various Firms, the amounts expended with respect to each Fund, the purposes for which such expenditures were made and such other information as from time to time shall be reasonably requested by the Board.

     4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Independent Trustees, cast in person at a meeting called for such purpose.

     5. Termination. This Plan may be terminated with respect to a Fund at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of that Fund.

     6. Amendment. This Plan may not be amended to increase materially the amount to be paid to the Distributor by a Fund for shareholder/distribution services without the vote of a majority of the outstanding voting securities of that Fund. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Independent Trustees, cast in person at a meeting called for such purpose or in any other manner permitted by the Act.

     7. Selection of Non-Interested Trustees. So long as this Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not themselves interested persons.

     8. Legal Counsel for Non-Interested Trustees. So long as this Plan is in effect, any person who acts as legal counsel for the Trustees who are not interested persons of the Trust will be independent legal counsel.

     9. Recordkeeping. The Trust will preserve copies of this Plan, the Distribution Agreement, and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, or any such report, as the case may be, the first two
(2) years in an easily accessible place.

     10. Limitation of Liability. Any obligation of the Trust hereunder shall be binding only upon the assets of each Fund and shall not be binding on any Trustee, officer, employee, agent, or shareholder of the Trust. Neither the authorization of any action by the Trustees or shareholders of the Trust nor the adoption of the Plan on behalf of the Trust shall impose any liability upon any Trustee or upon any shareholder.

     11. Definitions. The terms "independent legal counsel, "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

     12. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for each Fund as the Act or the rules thereunder so require.

Dated:                , 2004
      ---------------

                                                                      Appendix 1

                            HORACE MANN MUTUAL FUNDS

                          NOMINATING COMMITTEE CHARTER

                            ADOPTED JULY 29, 2004

I.   PURPOSE

     The Nominating Committee is a committee of the Board of the Trust. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines.

II.  COMPOSITION

     The Nominating Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent trustee and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating Committee. For purposes of the Nominating Committee, a trustee is independent if he or she is not an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940.

     The members and Chairman of the Nominating Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III. MEETINGS

     The Nominating Committee shall meet annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating Committee upon reasonable notice to the other members of the Nominating Committee.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Nominating Committee shall:

     A.   Board Nominations and Functions

          1. Identify and recommend individuals to serve as trustees of the Trust. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:

               (a) The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.


                                   Appendix 1

               (b) Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

               (c) Candidates should commit to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

               (d) Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

          2. Evaluate candidates for nomination to serve as trustees. Candidates may be recommended by shareholders, by other trustees or by the Trust's investment adviser. If the Board is seeking a candidate to fill a specific need, the Committee shall seek to determine whether the candidate possess the skills and background to fulfill such need. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Trust's Secretary for the attention of the Chair of the Nominating Committee.

          3. Suggestions for candidates for specific positions must be received by such date as established by the Nominating Committee.

          4. Review the Board Governance Procedures and Guidelines, as appropriate, and recommend changes, if any, to the Board.

          5. Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

          6. Periodically review Independent Trustee compensation and recommend any appropriate changes to the Board.

     B.   Committee Nominations and Functions

          1. Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

          2. Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

     C.   Other Powers and Responsibilities

          1. Review trustees and officers and errors and omissions insurance coverage for adequacy.


                                   Appendix 1

          2. Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Trust, if, in its judgment, that is appropriate.

          3. Perform any other activities consistent with this Charter, the Trust's Declaration of Trust, By-Laws and governing law, as the Nominating Committee or the Board deems necessary or appropriate.

          4.   Report its significant activities to the Board.


                                   Appendix 1

                                  FORM OF PROXY

                            HORACE MANN MUTUAL FUNDS
                              ONE HORACE MANN PLAZA
                        SPRINGFIELD, ILLINOIS 62715-0001

                                   EQUITY FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 15, 2004

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                            HORACE MANN MUTUAL FUNDS

     The undersigned Shareholder(s) of the Equity Fund (the "Fund"), a series of the Horace Mann Mutual Funds (the "Trust"), hereby appoint(s) Christopher M. Fehr, Ann M. Caparros and Bret A. Conklin (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on September 15, 2004, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

     All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR each Proposal. Please date, sign and return promptly.

     To vote, mark blocks below in blue or black ink as follows: [X]

                     Keep this portion for your records.

            ---------------------------------------------------------

     This proxy card is valid only when signed and dated. Detach and return this portion only.

     The Board of Trustees of the Trust recommends a vote "for" the proposals to:

Proposal 1:            Approve an amendment to the Investment Advisory Agreement
                       with Wilshire Associates Incorporated.
                           [ ] For  [ ] Against  [ ] Abstain

Proposal 2:            Approve a distribution plan.
                           [ ] For  [ ] Against  [ ] Abstain

Proposal 3:            Elect six Trustees to the Board of Trustees.

                       Nominees: (1) Michael J. Napoli, Jr., (2) Roger A.
                       Formisano, (3) Cynthia A. Hargadon, (4) Richard A. Holt,
                       (5) Harriet A. Russell, (6) George J. Zock.

                       ---------------------------------------------------------

                       INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately above.

                       [ ] FOR all nominees listed (except as noted in    [ ]   WITHHOLD authority to vote for all
                           space provided)                                      nominees listed

     The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated:  ________________________, 2004


--------------------------------------   ---------------------------------------
Signature                                Signature

                           FORM OF VOTING INSTRUCTIONS

                            HORACE MANN MUTUAL FUNDS
                              ONE HORACE MANN PLAZA
                        SPRINGFIELD, ILLINOIS 62715-0001

                                 __________ FUND

             VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 15, 2004

             THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF
                      TRUSTEES OF HORACE MANN MUTUAL FUNDS
                 ON BEHALF OF HORACE MANN LIFE INSURANCE COMPANY

     The undersigned hereby instructs Horace Mann Life Insurance Company to represent and vote the number of shares of the __________ Fund (the "Fund"), a series of the Horace Mann Mutual Funds (the "Trust"), represented by the number of votes attributable to the undersigned's variable annuity contract at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on September 15, 2004, and any adjournments thereof, on the matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Horace Mann Life Insurance Company is directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

     All properly executed voting instructions will be voted as directed herein by the undersigned. If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR each Proposal. Please date, sign and return promptly.

             Mark blocks below in blue or black ink as follows: [X]

                      Keep this portion for your records.

            ---------------------------------------------------------

     These voting instructions are valid only when signed and dated. Detach and return this portion only.

     The Board of Trustees of the Trust recommends a vote "for" the proposals to:

Proposal 1:            Approve an amendment to the Investment Advisory Agreement
                       with Wilshire Associates Incorporated.
                            [ ] For   [ ] Against   [ ] Abstain

Proposal 2:            Approve a distribution plan.

                            [ ] For  [ ] Against   [ ] Abstain

Proposal 3:            Elect six Trustees to the Board of Trustees.

                       Nominees:  (1) Michael J. Napoli, Jr., (2) Roger A.
                       Formisano, (3) Cynthia A. Hargadon, (4) Richard A. Holt,
                       (5) Harriet A. Russell, (6) George J. Zock.


                       ---------------------------------------------------------

                       INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately above.

                       [ ] FOR all nominees listed (except as noted in    [ ]  WITHHOLD authority to vote for all
                           space provided)                                     nominees listed

     The undersigned acknowledges receipt with these voting instructions of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on these voting instructions should be exactly as your name or names appear on these voting instructions. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:  _____________, 2004


--------------------------------------  ----------------------------------------
Signature                               Signature


                                       2